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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                   FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934





        Date of Report (Date of earliest event reported)        MAY 1, 1997



                      INTEGRATED SECURITY SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)





        DE                       1-11900                    75-2422983
(State or other                (Commission               (I.R.S. Employer
  jurisdiction                 File Number)             Identification No.)
of incorporation)



 8200 SPRINGWOOD DRIVE, SUITE 230, IRVING, TX                   75063
   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code        (972) 444-8280


        (Former name or former address, if changed since last report.)


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 Item 8.        Change in Fiscal Year

        On May 1, 1997, Integrated Security Systems, Inc. (the "Company") determined to change the fiscal year end from December 31 to June 30. The Company's current fiscal year will end June 30, 1997 and a Form 10-KSB covering the transition period will be filed no later than 90 days after the end of the period.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       INTEGRATED SECURITY SYSTEMS, INC.
                                                 (Registrant)



      May 15, 1997                            /s/ Gerald K. Beckmann
-----------------------                ------------------------------------
        (Date)                                  Gerald K. Beckmann
                                            Chairman, President and CEO



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